                                                                 Exhibit 10(ppp)


RESOLUTION NO.  150
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          Lockheed Martin Corporation
                               Board of Directors

                                 June 27, 1997

                          Amendment of Lockheed Martin
                           Nonqualified Pension Plans



          RESOLVED, that the Vice President, Human Resources be and is hereby authorized to amend, effective July 1, 1997, (i) the Lockheed Martin Corporation Supplemental Excess Retirement Plan and the Lockheed Martin Corporation Supplemental Retirement Income Plan to provide a lump sum payment option; and (iii) the Lockheed Martin Corporation Supplemental Excess Retirement Plan, the Lockheed Martin Corporation Supplemental Retirement Income Plan, the Lockheed Martin Corporation Supplementary Pension Plan for Employees of Transferred GE Operations, the Lockheed Martin Corporation Incentive Retirement Benefit Plan for Certain Executives of Lockheed Corporation, Supplemental Retirement Benefit Plan for Certain Transferred Employees of Lockheed Martin Corporation, the Supplemental Benefit Plan of Lockheed Martin Corporation, and the Sanders Supplemental Executive Retirement Plan to reflect the common pension formula contained in the tax-qualified plans effective July 1, 1997 and to otherwise make such nonqualified plans consistent in form and operation with each other.

          RESOLVED FURTHER, that the officers of the Corporation be and each hereby is authorized to execute and deliver such documents, and to take all such further actions, as such officers shall determine in their sole discretion to be necessary or advisable to effect the intent of the foregoing resolution.